Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Air Products and Chemicals, Inc. (the “Company”) on Form 10-Q for the period ending 31 December 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, John P. Jones III, Chief Executive Officer of the Company, and Paul E. Huck, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: 26 January 2007

/s/ John P. Jones III
John P. Jones III
Chief Executive Officer

/s/ Paul E. Huck
Paul E. Huck
Chief Financial Officer